MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2022

The date of this Supplement is December 22, 2022.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as a subadviser to the Mercer Emerging Markets Equity Fund (the “Fund”). Barrow Hanley is being appointed to replace Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Upon the effectiveness of such subadviser change, the SAI is amended as described below.

1. All references to GMO are hereby deleted from the SAI.

2. In the section titled “Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 41 of the SAI, the following information is added relating to Barrow Hanley, a subadviser to the Fund:

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), with principal offices located at 2200 Ross Avenue, Dallas, Texas 75201 serves as a subadviser to the Fund. Barrow Hanley is majority owned by Perpetual Limited, a global financial services company. Barrow Hanley is registered as an investment adviser under the Advisers Act.

3. In Appendix B of the SAI titled “Proxy Voting Policies,” the following Proxy Policies for Barrow Hanley are hereby added:

Barrow, Hanley, Mewhinney & Strauss, LLC

Proxy Voting Policy & Guidelines

Barrow Hanley has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm’s Policy to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. The Firm has adopted this Proxy Voting Policy and procedures for handling research, voting, reporting, and disclosing proxy votes, and this set of Guidelines (“Guidelines”) that provide a framework for assessing proxy proposals.

Barrow Hanley votes all clients’ proxies the same based on the Firm’s Policy and Guidelines. If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients.

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Disclosure information about the Firm’s Proxy Voting Policy & Guidelines is provided in the Firm’s Form ADV Part 2.

To assist in the proxy voting process, at its own expense, Barrow Hanley retains Glass Lewis & Co. (“Glass Lewis”) as proxy service provider. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks,
•	Proxy voting recommendations, including environmental, social, and governance (“ESG”) voting Guidelines,
•	Portfolio accounting and reconciliation of shareholdings for voting purposes,
•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring this proxy voting Policy, procedures, disclosures, and recordkeeping.
•	The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the Policy is observed, implemented properly, and amended or updated, as appropriate.
•	The Proxy Oversight Committee is comprised of the CCO, the Responsible Investing Committee Lead, the Head of Investment Operations, the ESG Research Coordinator, and an At-Large Portfolio Manager.
•	Proxy Coordinators are responsible for organizing and reviewing the data and recommendations of Glass Lewis.
•	Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage.
•	Research Analysts are responsible for review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis.
•	Equity Portfolio Managers are members of the Proxy Voting Committee.
•	Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to Glass Lewis.
•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with the Glass Lewis’ recommendations for the following reasons:
o	Investment selection is based on a quantitative model,
o	The holding period is too short to justify the time for analysis necessary to vote.

Conflicts of Interest

Potential conflicts may arise when:

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•	Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client’s lending arrangement and typically does not have information about shares on loan. Under these circumstances the proxies for those shares may not be voted.
•	If/when a proxy voting issue is determined to be financially material, the Firm makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.
•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:
o	Making voting decisions for the benefit of the shareholder(s), our clients,
o	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations, and
o	Documenting the votes of companies who are also clients of the Firm.
•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.
•	Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•	Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.
•	Barrow Hanley retains voting records in accordance with the Firm’s Books and Records Policy. Glass Lewis retains the Firm’s voting records for seven years.
•	Proxy Coordinators are responsible for retaining the following proxy records:
o	These policies, procedures, and amendments;
o	Proxy statements regarding our clients’ securities;
o	A record of each proxy voted;
o	Proxy voting reports that are sent to clients annually;
o	Internal documents related to voting decisions; and
o	Records of clients’ requests for proxy voting information and/or correspondence about votes.

Voting Debt and/or Bank Loan Securities

Barrow Hanley’s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.

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Exceptions

Limited exceptions to this Policy may be permitted based on a client’s circumstances, such as, foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

Guidelines

Barrow Hanley’s set of proxy voting Guidelines is a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. Our Guidelines address the following issues:

•	Board of Directors
•	Independent Auditors
•	Compensation Issues
•	Corporate Structure and Shareholder Rights
•	Shareholder Proposals and ESG Issues
•	Voting of Non-U.S./Foreign Shares

Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients.

Board of Directors

Election of Directors

Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees.

Barrow Hanley will generally approve:

•	A slate of nominees comprised of a two-thirds majority of independent directors.
•	Nominees for Audit, Compensation and/or Nominating committees who are independent of management.
•	Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
•	We attempt to target board diversity of at least 30%.

Barrow Hanley will generally not approve:

•	A slate of nominees that results in a majority non-independent directors.
•	Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.
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•	Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.
•	Nominees who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.
•	Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.
•	An independent director who has in the past three years, had a material financial, familial, or other relationship with the company or its executives.
•	Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years
•	Members of a Nominating committee where the board lacks diversity.

Combined Chairman / CEO Role

When the roles of a board’s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.

Contested Elections of Directors

Barrow Hanley evaluates a nominee’s qualifications, the incumbent board’s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.

Classified Boards

Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.

If a board does not have a committee responsible for governance oversight and the board has not implement a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.

Board Diversity

Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.

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Board Tenure

Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member’s independence. Directors serving on a board for 10 years or more are not considered to be independent.

We recognize that in some cases, a director’s tenure and experience on the board is beneficial to shareholders. Nominees’ tenure on the board is evaluated to determine independence.

Overboarding

Barrow Hanley reviews a nominee’s board commitments on a case-by-case basis and generally votes against nominees who are executives of public company while serving on two or more public boards or a non-executive who sits on four or more public boards.

Proxy Access

Shareholders’ participation in electing directors enhances a board’s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.

Approval of Independent Auditors

Independent auditors are a critical element of good governance. A company’s relationship with its independent auditor should be limited to its audit. Barrow Hanley votes against auditor ratification proposals when the auditor has changed for 15 or more years. Auditor’s fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor’s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have ~~a~~ substantial non-auditing relationship with the company on a case-by-case basis.

Compensation Issues

Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.

Stock-Based Compensation Plans

Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder’s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:

•	The company’s industry group, market capitalization, and competitors’ compensation plans.
•	Requirements for senior executives to hold a minimum amount/percentage of company stock.
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•	Requirements for minimum holding periods for stock acquired through equity awards.
•	Performance-vesting awards, indexed options, and/or other grants linked to the company’s performance.
•	Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.
•	Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive total compensation.

Bonus Plans

Bonus based compensation plans should include the following features:

•	Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).
•	Performance measures relating to key value drivers of the company’s business.
•	Maximum award amounts expressed in dollar amounts.

Bonus plans should not include excessive awards in both absolute and relative terms.

Executive Compensation Plans (Say on Pay)

Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company’s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.

Recoupment Provisions (Clawbacks)

Executive compensation programs should be clearly tied to performance and include the following:

•	Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.
•	Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.
•	Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.
•	Clawback policies that limit discretion and ensure the integrity of such policies.

Executive Severance Agreement (Golden Parachutes)

Executive compensation should be designed as an incentive for continued employment and include reasonable severance benefits, and the executive’s termination should be limited to three times salary and bonus, referred to as double-trigger plans.

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Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.

Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that does not require the executive’s termination, referred to as single-trigger plans.

Employee Stock Purchase Plans

Employee stock purchase plans are effective ways to increase employees’ ownership in the company’s stock. Such plans should not allow for purchases below 85% of current market value and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.

Corporate Structure and Shareholder Rights

Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders’ rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder’s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.

Shareholder Right Plans (Poison Pills)

Poison pill plans can erode shareholder value by limiting a potential acquirer’s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.

Shareholder rights plans should be designed to enables the board to take appropriate to defensive actions, and should require the following:

•	Shareholder approval within a year of its adoption.
•	Timing limited to 3-5 years.
•	Requirement for shareholder approval for renewal.
•	Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.
•	Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.
•	Reasonable ownership triggers of 15-20%.
•	Highly independent, non-classified boards.

Shareholder rights plans should avoid the following:

•	Long-term defensive features of 5 or more years.
•	Automatic renewals without shareholder approval.
•	Ownership triggers of less than 15%.
•	Classified boards.
•	Boards with limited independence.
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Political Contributions and Lobbying

Barrow Hanley evaluates an issuer’s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed.

An Increase in Authorized Shares

Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.

Cumulative Voting

Cumulative voting should be proportional to the shareholders’ economic investment in the company.

Supermajority Vote Requirements

Shareholders’ rights to approve or reject proposals should be based on a simple majority.

Confidential Voting

Shareholder voting should be conducted in a confidential manner.

Dual Classes of Stock

Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.

Shareholder Proposals and ESG Issues

Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure about certain business practices or amendments to certain policies. Barrow Hanley’s Policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety.

Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party’s profile. Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.

Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company’s risks and opportunities and where necessary, seeks additional disclosure.

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Barrow Hanley considers issues related to human capital to be a company’s most significant risks and opportunities. Boards should disclose and communicate plans to instill inclusive, attractive, and high-retention environments in the company. Barrow Hanley supports inclusive working environments and diversity among employees and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.

Voting of Non-U.S./Foreign Shares

Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market’s standards and best practices.

Exceptions

Reasonable and limited exceptions to these Guidelines are permitted based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm’s proxy voting records.

4. The following information relating to Barrow Hanley is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-27 under the subheading titled “Mercer Emerging Markets Equity Fund”.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

The allocated portion of the Fund’s portfolio managed by Barrow Hanley is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Barrow Hanley’s allocated portion of the Fund’s portfolio are Randolph Wrighton, Jr., Sherry Zhang and David Feygenson.

Compensation.

The compensation of Barrow Hanley investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process, as well as their contributions in other areas, such as meetings with clients and consultants.

The final component of compensation of key employees, including portfolio managers and analysts, is their interest in the firm’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a dividend, which is related to the performance of the entire firm.

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Ownership of Fund Shares. As of the date of this supplement, Randolph Wrighton, Jr., Sherry Zhang and David Feygenson did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Randolph Wrighton, Jr. manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (millions)	Number of Accounts	Assets
Registered Investment Companies*	3	$440.9	-	-
Other Pooled Investment Vehicles*	0	-	-	-
Other Accounts*	3	$334.7	-	-

As of September 30, 2022

Mr. Wrighton is a member of various other equity value teams managing 15 other accounts and approximately $2.3 billion.

In addition to the Fund, Ms. Sherry Zhang manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (millions)	Number of Accounts	Assets
Registered Investment Companies*	2	$23.2	-	-
Other Pooled Investment Vehicles*	0	-	-	-
Other Accounts*	2	$192.2	-	-

As of September 30, 2022

Ms. Zhang is a member of various other equity value teams managing 10 other accounts and approximately $646 million.

In addition to the Fund, Mr. David Feygenson manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (millions)	Number of Accounts	Assets
Registered Investment Companies*	2	$23.2	-	-
Other Pooled Investment Vehicles*	0	-	-	-
Other Accounts*	2	$192.2	-	-

As of September 30, 2022

Mr. Feygenson is a member of various other equity value teams managing 10 other accounts and approximately $646 million.

Potential Conflicts of Interest

Actual or potential conflicts of interest arise when a portfolio manager has management responsibilities for more than one account including mutual fund or CLO accounts. Advisers have an incentive to favor Clients in which they have increased pecuniary interests including investment interests, more lucrative or performance-based fee arrangements or where compensation is based on capital investment over other Clients, including in the allocation of investment opportunities among Clients. Barrow Hanley

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manages potential conflicts between Funds, CLOs or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by the CCO, directors and independent third-parties. The Firm’s investment management and trading policies are designed to address conflicts in situations where two or more funds, CLOs or accounts participate in investment decisions involving the same securities or issuer.

5. Effective December 8, 2022, Nicole Wong replaced Tammy Choe as the Chief Compliance Officer of the Mercer Funds. The following changes are made in the Statement of Additional Information of the Mercer Funds:

In the section titled “Management of the Trust,” the following biography of Nicole Wong replaces Tammy Choe’s biography on page 32.

Name and Age	Position(s) held with Trust	Term of Office(1) and length of term served	Principal Occupation(s) during the past 5 years

Nicole Wong (55)	Vice President and Chief Compliance Officer	Since 2022	Ms. Wong serves as Chief Compliance Officer of Mercer Trust Company LLC since December 2022. Prior to joining Mercer, Ms. Wong was Director – Compliance, Schwab Asset Management from 2019-2022. Ms. Wong also served in various Compliance leadership roles at State Street Corporation from 2009 to 2019, where she was most recently Vice President, Alternative Investment Solutions Risk and Compliance Director.
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